UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2015

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, FL 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 16, 2015, Ocwen Loan Servicing, LLC, as borrower, Ocwen Financial Corporation (the “Company”) and certain subsidiaries of the Company, as guarantors, entered into Amendment No. 4 to Senior Secured Term Loan Facility Agreement and Amendment No. 2 to Pledge and Security Agreement (the “Amendment”) with the lenders party thereto and Barclays Bank PLC, as administrative agent and collateral agent, pursuant to which certain amendments were made to (i) the Senior Secured Term Loan Facility Agreement, dated as of February 15, 2013 (as amended, restated, supplemented or otherwise modified, the “SSTL”) and (ii) the related Pledge and Security Agreement, dated as of February 15, 2013 (as amended, restated, supplemented or otherwise modified, the “Security Agreement”). Effective as of October 20, 2015, the Amendment will, among other things:

•	remove, until the fiscal quarter ending June 30, 2017, the interest coverage ratio and corporate leverage ratio financial covenants;
•	establish a process for designating foreign subsidiaries as subsidiary guarantors under the SSTL;
•	increase the Company’s capacity to make certain permitted investments under the investment covenant;
•	expand the Company’s ability to exclude certain assets from the collateral securing the SSTL, to the extent necessary to meet regulatory minimum net worth requirements;
•	increase the applicable interest rate margin by 0.50%;
•	require the Company to use 100% of the net cash proceeds from future asset sales permitted under the general asset sale basket to prepay the loans under the SSTL;
•	provide for a fee, payable to the lenders on March 31, 2017, equal to 3.0% of the aggregate amount of SSTL loans outstanding as of such date; and
•	make certain conforming modifications, as well as adjustments to certain definitions.

This description of the Amendment is not complete and is qualified in its entirety by reference to the entire Amendment a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Certain lenders under the SSTL have other lending relationships with the Company and its subsidiaries. In addition certain lenders under the SSTL have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services for the Company and its subsidiaries, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

Item 7.01	Regulation FD Disclosure.

In connection with the Amendment, on October 20, 2015, the Company will voluntarily pay down $50 million of the SSTL. Following the pay down, the Company will have approximately $476.6 million outstanding under the SSTL.

The information contained under Item 7.01 in this Current Report is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Our business has been undergoing substantial change which has magnified such uncertainties. Readers should bear these factors in mind when considering such statements and should not place undue reliance on such statements. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. In the past, actual results have differed from those suggested by forward looking statements and this may happen again. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: our servicer and credit ratings as well as other actions from various rating agencies, including the impact of recent downgrades of our servicer and credit ratings; adverse effects on our business as a result of recent regulatory settlements; reactions to the announcement of such settlements by key counterparties; increased regulatory scrutiny and media attention, due to rumors or otherwise; uncertainty related to claims, litigation and investigations brought by government agencies and private parties regarding our servicing, foreclosure, modification and other practices; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; our ability to effectively manage our regulatory and contractual compliance obligations; our ability to execute on our strategy to reduce the size of our Agency servicing portfolio; the adequacy of our financial resources, including our sources of liquidity and ability to sell, fund and recover advances, repay borrowings and comply with debt covenants; volatility in our stock price; the characteristics of our servicing portfolio, including prepayment speeds along with delinquency and advance rates; our ability to contain and reduce our operating costs, including our ability to successfully execute on our cost improvement initiative; our ability to successfully modify delinquent loans, manage foreclosures and sell foreclosed properties; uncertainty related to legislation, regulations, regulatory agency actions, government programs and policies, industry initiatives and evolving best servicing practices; as well as other risks detailed in Ocwen’s reports and filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2014 (filed with the SEC on May 11, 2015) and its quarterly report on Form 10-Q for the quarter ended June 30, 2015 (filed with the SEC on July 31, 2015). Anyone wishing to understand Ocwen’s business should review its SEC filings. Ocwen’s forward-looking statements speak only as of the date they are made and we disclaim any obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. Ocwen may post information that is important to investors on its website.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description

Exhibit 10.1	Amendment No. 4 to Senior Secured Term Loan Facility Agreement and Amendment No. 2 to Pledge and Security Agreement, dated as of October 16, 2015, by and among Ocwen Loan Servicing, LLC, as borrower, Ocwen Financial Corporation, as parent, certain subsidiaries of Ocwen Financial Corporation, as subsidiary guarantors, the lender parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION (Registrant)

Date: October 19, 2015	By:	/s/ Michael R. Bourque, Jr.
Michael R. Bourque, Jr.
Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)